FEDERATED INSURANCE SERIES

Federated Prime Money Fund II

Supplement to the Statements of Additional Information dated April 30, 2008

    Under the heading entitled “Investment Limitations”, please delete the limitation which reads:

The Fund will not make investments that will result in the concentration of is investment in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in securities issued by companies operating in the finance industry.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

And replace it with the following:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.

Under the same heading, please delete the Fund’s non-fundamental concentration limitation and replace it with the following:

For purposes of the concentration limitation, the Adviser (a) deems the financial services industry to include the group of industries in the financial services sector, and the financial services sector to include banks, broker-dealers and financial companies; (b) divides utility companies according to their services (for example, gas, gas transmission, electric and telephone); (c) classifies financial companies according to the end users of their services (for example, automobile finance, bank finance and diversified finance); (d) classifies asset-backed securities according to the underlying assets securing such securities; and (e) deems investment in certain industrial development bonds funded by activities in a single industry to constitute investment in an industry.  The Adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party provider used by the Adviser does not assign a classification.  The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

June 17, 2008

Cusip 313916504
38585 (06/08)